SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   January 8, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

              Delaware                1-9608            36-3514169
   (State of Other Jurisdiction    (Commission        (IRS Employer
         of Incorporation)         File Number)     Identification No.)

        29 East Stephenson Street
            Freeport, Illinois                       61032-0943
   (Address Principal Executive Offices)             (Zip Code)

    Registrant's telephone number, including area code:   (815) 235-4171







   ITEM 5.   OTHER EVENTS.

        On January 6, 2003 Newell Rubbermaid Inc. and Banc of America Securities LLC entered into an Underwriting Agreement (the "Underwriting Agreement") with respect to the offering and sale of 6,670,000 shares of Newell Rubbermaid Inc. common stock under the Company's shelf Registration Statement on Form S-3 (Registration No. 333-88050). The sale is scheduled to close on January 10, 2003. In connection with the offering, Newell Rubbermaid Inc. granted the underwriter a 30-day option to purchase up to an additional 667,000 shares of common stock to cover over-allotments, if any.

        A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report on Form 8-K, and is hereby incorporated by reference herein.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS

             (c)  Exhibits.

                  (1.1) Underwriting Agreement dated January 6, 2003, between Newell Rubbermaid Inc. and Banc of America Securities LLC







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  January 8, 2003        By:  /s/ Dale L. Matschullat
                                      -----------------------------------
                                      Dale L. Matschullat
                                      Vice President - General Counsel







                                EXHIBIT INDEX

   EXHIBIT NO.    DESCRIPTION
   -----------    -----------

   1.1 Underwriting Agreement dated January 6, 2003, between Newell Rubbermaid Inc. and Banc of America Securities LLC